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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2002


                          AB Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                    333-88814                  61-1412877
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

91 Westborough Boulevard
Suite 200
South San Francisco, CA 94080

(Address of Principal                                              94080
Executive Offices)                                               (Zip Code)


Registrant's telephone number, including area code, is (650) 952-1000

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Item 1.           Changes in Control of Registrant. Not applicable.
                  --------------------------------

Item 2.           Acquisition or Disposition of Assets. Not applicable.
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Item 3.           Bankruptcy or Receivership. Not applicable.
                  --------------------------

Item 4.           Changes in Registrant's Certifying Accountant. Not applicable.
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Item 5.           Other Events.
                  ------------

                  On May 23, 2002, EMAC Securities Corp. changed its name to "AB Mortgage Securities Corp."

Item 6.           Resignation of Registrant's Directors. Not applicable.
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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------
                  Not applicable.

Item 8.           Change in Fiscal Year. Not applicable.
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Item 9.           Sales of Equity Securities Pursuant to Regulation S.
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                  Not applicable.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AB MORTGAGE SECURITIES CORP.

                                        By:      /s/ Mary Glass-Schannault
                                           ----------------------------------
                                        Name:    Mary Glass-Schannault
                                        Title:   Vice President and Secretary

Dated: May 24, 2002